Related Party Transactions and Balances	12 Months Ended
Dec. 31, 2025
Related Party Transactions and Balances [Abstract]
Related party transactions and balances
10.	Related party transactions and balances

The following table presents the Company’s related parties and the nature of their relationships:

Name	Relationship	Purpose/Nature
HuaJun Yan	Chief Operating Officer and Director	Working capital advances and accrued compensation
Caifen Yan	Chief Executive Officer, Chairman of the Board and Director	Accrued compensation

Related party transactions

During the year ended December 31, 2025, the Company recognized compensation expenses to key management personnel, including the Chief Executive Officer and Chief Operating Officer, totaling $1,000,000, consisting of salaries and IPO-related bonuses. Of this amount, $300,000 was paid during the year, and the remaining balance was unpaid as of year end.

No compensation expenses to key management personnel were recognized during the years ended December 31, 2024 and 2023.

Due to related parties

Amounts due to related parties primarily represent (i) funds advanced to or from Mr. Huajun Yan on behalf of the Company for working capital purposes, such as payment of staff salaries and service provider fees, and (ii) accrued but unpaid compensation to key management personnel, including salaries and IPO-related bonuses. These balances are non-interest bearing and have no fixed repayment terms.

The following table presents amounts due to related parties as of December 31, 2025 and 2024:

Amounts due to related parites	December 31, 2025	December 31, 2024
HuaJun Yan	$285,193	$980,833
Caifen Yan	300,000	-
Total	$585,193	$980,833

As of December 31, 2025, the balance due to Mr. Huajun Yan includes both advances to him for working capital purposes and accrued compensation.